Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this Quarterly Report of Integrated Electrical Services, Inc. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2011 (the “Report”), I, James M. Lindstrom, Interim Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 15, 2011	By:	/s/ James M. Lindstrom
James M. Lindstrom
Interim President and Chief Executive Officer